Exhibit 10.3

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 24, 2022, is entered into by and among EFR 2018-1, LLC, a Delaware limited liability company (“Borrower”), each of the Lenders (as defined in the Loan Agreement) signatory hereto, and PACIFIC WESTERN BANK, as administrative, payment and collateral agent for the Secured Parties (as defined in the Loan Agreement) (in such capacities, “Agent”).

RECITALS

WHEREAS, Borrower, Agent and Lenders entered into that certain Loan and Security Agreement, dated as of July 23, 2018 (as the same may be amended, modified or restated from time to time, being hereinafter referred to as the “Loan Agreement”);

WHEREAS, Borrower has requested that Agent and Lenders amend the Loan Agreement as set forth herein; and

WHEREAS, Agent and Lenders have agreed to such amendments upon the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Article I

Definitions

Capitalized terms used in this Amendment are defined in the Loan Agreement unless otherwise stated.

ARTICLE II

Amendments

Amendments to the Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

2.1.
Amendment to Section 1 of Loan Agreement. Effective as of the date hereof, the following defined terms are added to Section 1 of the Loan Agreement in their appropriate alphabetical order to read as follows:

“Second Amendment Effective Date” means March 24, 2022.

2.2 Amendment to Section 1 of Loan Agreement. Effective as of the date hereof, the following defined terms in Section 1 of the Loan Agreement are amended and restated in their entirety to read as follows:

“Borrowing Period” shall mean the period from and including the Closing Date through and including the earlier of (a) the Termination Date, (b) March 24, 2025, (c) any Trigger Event, or (d) the occurrence and continuance of a Default or an Event of Default.

“Maturity Date” shall mean March 24, 2027.

“Maximum Loan Amount” shall mean an amount equal to the lesser of (a) $200,000,000, as such amount may be increased in accordance with Section 2.12, below and (b) the aggregate amount of the Revolving Loan Commitments held by all of the Lenders.

“Revolving Loan Commitment” means the commitment of a Lender to make or otherwise fund Revolving Advances and “Revolving Loan Commitments” means such commitments of all Lenders to fund Revolving Advances in the aggregate. The amount of each Lender’s Revolving Loan Commitment, if any, is set forth on Schedule C attached hereto, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Loan Commitments as of the Second Amendment Effective Date is $200,000,000.00.

2.3 Amendment to Schedule C of Loan Agreement. Effective as of the date hereof, Schedule C of the Loan Agreement is amended and restated in its entirety to read as follows:

Schedule C

Revolving Loan Commitments

Lender Commitment Amount

Pacific Western Bank $200,000,000

Article iII

Conditions Precedent

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)
Agent shall have received this Amendment duly executed by Borrower.

(b)
Agent shall have received a Reaffirmation of Indemnity Agreement and Loan Documents, duly executed by the Indemnitors;
(c)
Agent shall have received the written legal opinions of Borrower’s outside legal counsel or in-house counsel including enforceability, authority and other closing matters, all in form and substance satisfactory to Agent and its counsel.
(d)
Borrower shall have paid to Agent, for the benefit of the Lenders, a commitment fee in an amount equal to $187,500 in immediately available Dollars, which commitment fee shall be deemed fully earned and non-refundable on the date hereof.
(e)
Borrower shall have paid to Agent all other fees, costs and expenses owed to or incurred by Agent and Lenders arising in connection with the Loan Documents or this Amendment.
(f)
All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

Article Iv

No Waiver

4.1. No Waiver.

(a) Nothing contained in this Amendment or any other communication between Agent, Lenders and Borrower shall be a waiver of any past, present or future violation, Trigger Event, Default Event of Default of Borrower under the Loan Agreement or any Loan Document. Agent and Lenders hereby expressly reserve any rights, privileges and remedies under the Loan Agreement and each Loan Document that Agent or Lenders may have with respect to any violation, Trigger Event, Default or Event of Default, and any failure by Agent or any Lender to exercise any right, privilege or remedy as a result of any such violation, Trigger Event, Default or Event of Default shall not directly or indirectly in any way whatsoever either (x) impair, prejudice or otherwise adversely affect the rights of Agent or any Lender, except as and to the extent set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Document, (y) amend or alter any provision of the Loan Agreement or any Loan Document or any other contract or instrument, or (z) constitute any course of dealing or other basis for altering any obligation of Borrower or any rights, privilege or remedy of Agent or any Lender under the Loan Agreement or any Loan Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Loan Agreement or any Loan Document.

(b) Borrower is hereby notified that irrespective of (i) any waivers or consents previously granted by Agent and Lenders regarding the Loan Agreement and the Loan Documents, (ii) any previous failures or delays of Agent or any Lender in exercising any right, power or privilege under the Loan Agreement or the Loan Documents, or (iii) any previous failures or delays of Agent or any Lender in the monitoring or in the requiring of compliance by Borrower with its respective duties, obligations, and agreements in the Loan Agreement and the Loan Documents,

Borrower will be expected to comply strictly with their duties, obligations and agreements under the Loan Agreement and the Loan Documents.

(c) Without limiting the generality of the foregoing, Borrower will not assert, claim or contend that any prior action or course of conduct by any or all of Agent and Lenders constitutes an agreement, obligation or cause of declining to continue such action or course of conduct in the future. Borrower hereby acknowledges and agrees that Agent and Lenders have not given any assurances or commitments with respect to any additional or future forbearance, waiver or accommodation of any kind upon the occurrence of any Trigger Event, Default or Event of Default, and the Borrower agrees that neither Agent nor Lenders have any obligation to forbear or waive any Trigger Event, Default or Event of Default.

Article v

Ratifications, Representations and Warranties

5.1.
Ratifications.
(a)
The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents; provided, however, that, except as expressly modified and superseded by this Amendment, (i) Borrower hereby ratifies, confirms, assumes and agrees to be bound by all statements, covenants and agreements set forth in this Amendment and the other Loan Documents and (ii) Borrower reaffirms, restates and incorporates by reference all of the covenants and agreements made in the Loan Documents as if the same were made as of the date hereof.
(b)
Borrower and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees (i) that this Amendment is not intended to constitute, and does not constitute or give rise to, and shall not cause any novation, cancellation or extinguishment of any or all of the Obligations or of any interests owned or held by Agent (and not previously released) in and to any of the Collateral, and (ii) to pay the Loan and all related expenses, as and when due and payable in accordance with the Loan Agreement and the other Loan Documents (as amended hereby), and to observe and perform the Obligations, and do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default.
(c)
Borrower hereby confirms or reaffirms the prior granting to Agent of a continuing first priority lien and security interest in and to all of the Collateral, whether now existing or hereafter acquired.
5.2.
Estoppel. The Loan constitutes valuable consideration to Borrower. This Amendment, the Loan Agreement, and the other Loan Documents, and the Loan modifications and transactions provided for or contemplated hereunder or thereunder, shall in no way adversely affect the Lien or perfection or priority of any Lien of Agent as of the date hereof in and to any Collateral, it being the intention of the parties that the transactions provided for or contemplated in this Amendment shall be effectuated without any interruption in the continuity of the value and consideration received by Borrower, and of the attachment, perfection, priority and continuation in favor of Agent in and to all Collateral and proceeds.
5.3.
Representations and Warranties.
(a)
Borrower and Indemnitor have all requisite power and authority to execute this Amendment and the Reaffirmation of Indemnity Agreement and Loan Documents, as applicable, and to perform all of their respective obligations under this Amendment, the Loan Agreement, as amended hereby, and the Reaffirmation of Indemnity Agreement and Loan Documents, this Amendment and the Reaffirmation of Indemnity Agreement and Loan Documents have been duly executed and delivered by Borrower and Indemnitor, as applicable, and this Amendment, the Loan Agreement, as amended hereby, and the Reaffirmation of Indemnity Agreement and Loan Documents constitute the legal, valid and binding obligations of such parties, enforceable in accordance with their respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity).
(b)
The execution, delivery and performance by Borrower and Indemnitor of this Amendment and the Reaffirmation of Indemnity Agreement and Loan Documents have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any material provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or any governing document of Borrower or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound.
(c)
Before and after giving effect to this Amendment, all of the representations and warranties contained in the Loan Documents are accurate in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties made as of a specific date).
(d)
No Default or Event of Default has occurred and is continuing under the Loan Documents, unless such Default or Event of Default has been specifically waived in writing by Agent.
(e)
Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.
(f)
Except as disclosed to Agent, Borrower has not amended its organizational documents since the date of the Loan Agreement.

Article vi

Miscellaneous Provisions

6.1.
Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.
6.2.
Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.
6.3.
Expenses. As provided in the Loan Agreement, Borrower agrees to pay all costs and expenses incurred by Agent, any other Secured Party, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of legal counsel, and all costs and expenses incurred by Agent, any other Secured Party, or its Affiliates, in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable costs and fees of legal counsel.
6.4.
Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
6.5.
Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.
6.6.
Counterparts. This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be executed and delivered by telecopier, facsimile transmission or Electronic Transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart. Delivery of an executed signature page of this Amendment by telecopier, facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

6.7.
Headings. The headings, captions, and arrangements used in this Amendment are intended for convenience and reference only and shall not affect the interpretation of this Amendment.
6.8.
Governing Law. THE PROVISIONS CONTAINED IN SECTION 12.1 (GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS; VENUE) OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
6.9.
Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY Borrower AND AGENT.

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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above‑written.

BORROWER:

EFR 2018-1, LLC,

a Delaware limited liability company

By: _________________________________
Name:
Title:

AGENT and LENDER:

PACIFIC WESTERN BANK

By:_________________________________
Name: J.T. Cook, III
Title: SVP, Portfolio Manager

Authorized Signatory

REAFFIRMATION OF INDEMNITY AGREEMENT AND LOAN DOCUMENTS

The undersigned hereby acknowledges and agrees to the amendments of the Loan and Security Agreement contained in this Second Amendment to Loan and Security Agreement, dated as of March 24, 2022 (the “Amendment”), and acknowledges and reaffirms its obligations owing to Agent and Lenders under (x) that certain Indemnity Agreement, dated as of July 23, 2018, by ENOVA INTERNATIONAL, INC., a Delaware corporation (“Indemnitor”) (as amended, restated, supplemented or otherwise modified from time to time, the “Indemnity Agreement”), and (y) any of the other Loan Documents to which it is a party, and agrees that such Indemnity Agreement and such other Loan Documents are and shall remain in full force and effect.

1.
The Indemnitor has been informed of the matters set forth herein and has acknowledged and agreed to same, Indemnitor:

(a)
understands and acknowledges that Agent and Lenders have no obligation to inform the Indemnitor of such matters in the future or to seek the Indemnitor’s acknowledgement or agreement to future amendments or waivers, and nothing herein shall create such a duty;
(b)
represents and warrants to Agent and each Lender that each of the Loan Documents to which Indemnitor is a party or is bound, as amended by the Amendment, constitutes the legal, valid and binding obligations of Indemnitor, enforceable against Indemnitor in accordance with its respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity);
(c)
represents and warrants that on the date hereof, to its knowledge, no Default or Event of Default has occurred and is continuing except as otherwise expressly referred to in the Amendment;
(d)
acknowledges that each Loan Document to which Indemnitor is a party or is bound is in full force and effect and ratifies the same;
(e)
acknowledges that the Obligations shall include all obligations now, hereafter or from time to time arising under the Loan Documents, as amended before the date hereof and as amended by the Amendment;
(f)
waives any right to require Agent or any Lender to marshal any assets of Borrower, waives any right of subrogation with respect to Borrower until the Loan has been paid in full in cash, waives any rights or remedies arising from time to time in favor of a guarantor or an Indemnitor under applicable law, subordinates all rights with respect to any Indebtedness from time to time owing by Borrower to the payment in full in cash of the Obligations (other than contingent indemnification obligations), and acknowledges that Indemnitor has no defense, recoupment, counterclaim, set-off or any other claim to diminish its liability under any Loan Document;

(g)
acknowledges that Indemnitor’s consent is not required for the effectiveness of the Amendment, and that no consent by Indemnitor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the Loan Documents; and
(h)
agrees that each of the Loan Documents to which Indemnitor is a party or is bound is hereby modified, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Article IV of the Amendment, so that all references in the Loan Documents (other than the Loan and Security Agreement) to the “Loan and Security Agreement” and “Loan Agreement” or “Loan Documents” shall mean the Loan and Security Agreement and Loan Documents as amended by the Amendment.
2.
This Reaffirmation of Indemnity Agreement and Loan Documents shall inure to the benefit of Agent and Lenders and their respective successors and assigns and shall be governed and construed in accordance with the internal laws (as opposed to the conflicts of law provisions other than Section 5-1401 of the New York General Obligations Law) and decisions of the State of New York.

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ENOVA INTERNATIONAL, INC.,

a Delaware corporation

By: _________________________________

Name:

Title: